UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 10, 2026

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 10, 2026, NeOnc Technologies Holdings, Inc. (the “Company”) issued a press release reporting second quarter financial results and confirmed that topline results from its fully enrolled Phase 2a NEO100 study will be presented on August 12, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The information under Item 2.02, above, is incorporated herein by reference.

On August 10, 2026, the Company issued a press release announcing that it will host an investor conference call and webcast on Wednesday, August 12, 2026, at 8:30 a.m. Eastern Time to present results from the Phase 2a portion of the NEO100-01 clinical trial. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information reported under Items 2.02 and 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed filed for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 10, 2026
99.2	Press Release, dated August 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2026	NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
		Name:	Amir Heshmatpour
		Title:	Chief Executive Officer, President and Executive Chairman

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